UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 21, 2010
MIDWEST BANC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
001-13735
(Commission File Number)

Delaware (State or other Jurisdiction of Incorporation)	36-3252484 (I.R.S. Employer Identification No.)
501 West North Avenue
Melrose Park, Illinois 60160
(Address of Principal Executive Offices)
(708) 865-1053
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On May 14, 2010, Midwest Bank and Trust Company (the “Bank”), the wholly-owned bank subsidiary of Midwest Banc Holdings, Inc. (the “Company”), was closed by the Illinois Division of Banking and placed into receivership by the Federal Deposit Insurance Corporation. The Company’s ownership interest in the Bank represented substantially all of the Company’s assets. As a result of the Bank’s receivership, the Company no longer has an investment in the Bank.
     In light of the events described above, the Company has decided to postpone its Annual Meeting, which was originally scheduled for May 26, 2010. The Company will notify stockholders when a new meeting date is set.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: May 21, 2010	By:	/s/ JoAnn Sannasardo Lilek
JoAnn Sannasardo Lilek
Executive Vice President and Chief Financial Officer

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